FINANCIAL EXPENSES, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Interest Expense [Abstract]
Interest on long-term banks	$ 152	$ 54	$ 67
Bank charges and short-term credit	232	118	64
Effect of exchange rate differences on other expenses and net loss from derivative instruments			(31)
Foreign exchange loss, net	24	75	145
Other financing expenses, net	67	51	64
Financial expenses, net	$ 475	$ 298	$ 309